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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Glimcher Realty Trust

             (Exact name of registrant as specified in its charter)



               Maryland                           31-1390518

(State of incorporation or organization)       (I.R.S. Employer
                                              Identification No.)


20 South Third Street, Columbus, Ohio                    43215
   (Address of principal executive offices)            (Zip Code)


If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective               securities and is to become effective
upon filing pursuant to                   simultaneously with the
General Instruction A (c)(1)              effectiveness of a concurrent
please check the following                registration statement under the
box./ /                                   Securities Act of 1933 pursuant to
                                          General Instruction A (c)(2)
                                          please check the following box / /

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

            9-1/4% Series B Cumulative Redeemable Preferred Shares of
                               Beneficial Interest
                     (Title of each class to be registered)


                             New York Stock Exchange
                             (Name of each exchange
                             on which each class is
                                to be registered)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                                      NONE.



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ITEM 1.     Description of Registrant's Securities to be Registered. The
            description of the Registrant's securities to be registered is incorporated herein by reference to the information contained in Registrant's Prospectus Supplement under the heading "Description of Series B Preferred Shares," such Prospectus Supplement to be subsequently filed pursuant to Rule 424 of the Securities Act.

ITEM 2.     Exhibits

            3.1   - Amended and Restated Declaration of Trust of Registrant.*

            3.2     Articles Supplementary classifying 5,520,000 Series B
                    Shares.

            3.3   - By-laws of Registrant.**

            4.1   - Specimen of Registrant's Series B Preferred Shares of
                    Beneficial Interest certificate.






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*     Previously filed as an exhibit to Amendment No. 1 to the Registrant's
      Registration Statement on Form S-11 (Registration No. 33-69740) and incorporated herein by reference.

** Previously filed as an exhibit to the Registrant's Registration Statement on Form S-11 (Registration No. 33-69740) and incorporated herein by reference.


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                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



November 12, 1997


                                          GLIMCHER REALTY TRUST



                                          By:   /s/ David Glimcher
                                                -------------------------
                                                David Glimcher, President


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                                EXHIBIT INDEX


            3.1   - Amended and Restated Declaration of Trust of Registrant.*

            3.2     Articles Supplementary classifying 5,520,000 Series B
                    Shares.

            3.3   - By-laws of Registrant.**

            4.1   - Specimen of Registrant's Series B Preferred Shares of
                    Beneficial Interest certificate.






------------------------

* Previously filed as an exhibit to Amendment No. 1 to the Registrant's Registration Statement on Form S-11 (Registration No. 33-69740) and incorporated herein by reference.

** Previously filed as an exhibit to the Registrant's Registration Statement on Form S-11 (Registration No. 33-69740) and incorporated herein by reference.